[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                              Annual Report

                              March 31, 2001

                              Mercury
                              Small Cap Value
                              Fund, Inc.

MASTER SMALL CAP VALUE TRUST

SECTOR REPRESENTATION

A pie chart illustrating the following percentages

As a Percentage of Net Assets as of March 31, 2001

Miscellaneous--0.6%
Consumer Staples--1.2%
Auto & Transportation--1.9%
Energy--4.1%
Producer Durables--4.9%
Healthcare--6.7%
Financial Services--10.1%
Materials & Processing--11.7%
Technology--23.7%
Consumer Discretionary--24.8%

INVESTMENTS AS OF MARCH 31, 2001
================================================================================
Ten Largest                                                           Percent of
Equity Holdings                                                       Net Assets
--------------------------------------------------------------------------------
Tech Data Corporation                                                    3.0%
--------------------------------------------------------------------------------
WMS Industries Inc.                                                      2.6
--------------------------------------------------------------------------------
Charter One Financial, Inc.                                              2.3
--------------------------------------------------------------------------------
Anixter International Inc.                                               2.3
--------------------------------------------------------------------------------
The Men's Warehouse, Inc.                                                1.8
--------------------------------------------------------------------------------
Panera Bread Company (Class A)                                           1.8
--------------------------------------------------------------------------------
Sensormatic Electronics Corporation                                      1.8
--------------------------------------------------------------------------------
Network Associates, Inc.                                                 1.8
--------------------------------------------------------------------------------
Watsco, Inc. (Class A)                                                   1.8
--------------------------------------------------------------------------------
Structural Dynamics Research Corporation                                 1.7
--------------------------------------------------------------------------------


              March 31, 2001 (2) Mercury Small Cap Value Fund, Inc.

DEAR SHAREHOLDER

During the six months ended March 31, 2001, Mercury Small Cap Value Fund, Inc. outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class I, Class A, Class B and Class C Shares were -2.77%, -2.98%, -3.18% and -3.39%, respectively, compared to the total return of -12.96% for the Russell 2000 Index. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6-9 of this report to shareholders.)

Portfolio Matters

During the six-month period ended March 31, 2001, the negative trend in equity returns since March 2000 accelerated. Though small-capitalization stocks performed better than large-capitalization stocks, they were still down significantly. The unmanaged Standard & Poor's 500 (S&P 500) Index posted a return of -18.75%, while the Russell 2000 Index, a widely followed measure of small-capitalization stock performance, provided a total return of -12.96%. The performance differential between value and growth stocks continued to widen. Despite the evident weakening in the US economy, value stocks in the Russell 2000 Index actually gained 9.16%, compared to a dramatic -32.33% collapse for the growth stocks in the Russell 2000 Index. Differences in the weighting and performance of stocks in the technology and healthcare sectors were the primary factors for the divergence in the style-specific Russell 2000 Index returns. The divergence between growth and value stocks, and the magnitude of the decline in many individual stocks, made for a treacherous investment environment. While it is difficult to determine whether fundamentals are close to the bottom, many stocks have declined to compelling valuation levels. Consequently, we have been actively accumulating positions in the stocks of companies with strong market shares and balance sheets, primarily in the technology sector.

During the six months ended March 31, 2001, the Fund's performance benefited from strong stock selection in the technology sector. The Fund's technology stocks declined a modest 6.5%, compared to a 56% plunge for the Russell 2000 Index technology sector. Sector weights for the Fund provided a negative contribution relative to the Russell 2000, because of an overweighted position in the underperforming technology sector and an underweighted position in the outperforming financial services sector. We were a significant net buyer of equities, reducing cash reserves from the higher-than-normal position held at September 30, 2000 as well as investing the significant net inflows experienced during the period. Two-thirds of the Fund's investments went into technology stocks, and a significant portion of the remainder was invested in consumer discretionary stocks. The Fund was also a net buyer of healthcare, producer durables, and materials and processing stocks, and a net seller of auto and transportation, consumer staples, financial services, and energy stocks.

Individual stocks that benefited the Fund's results included FileNET Corporation and Linens 'n Things, Inc. FileNET Corporation's stock price peaked at $35.63 on November 14, 2000 from $18.19 on September 30, 2000 as a result of strong earnings in the third quarter of 2000 and strong projected growth for the fourth quarter of 2000. We sold much of the Fund's position in FileNET on the stock price rise, but we repurchased most of that stock at lower levels as FileNET's stock price declined along with the entire technology sector. FileNET develops integrated document management software products for managing unstructured information. The stock price of Linens 'n Things, Inc., a retailer of housewares, home textiles and accessories, rose significantly in early 2001


              March 31, 2001 (3) Mercury Small Cap Value Fund, Inc.

along with the specialty retailer group in general. We sold the Fund's entire position in Linens 'n Things on the stock price rise because of valuation concerns and the increased risk of weakening fundamentals as a result of the downturn in the overall economy.

For the six months ended March 31, 2001, Fund performance was hindered by investments in ANTEC Corporation and Harmonic Inc. ANTEC develops and manufactures optical and radio-frequency transmission equipment, for which demand from telecommunications services companies dropped dramatically in recent months. Although we began purchasing ANTEC stock after the share price had declined significantly, subsequent earnings estimate reductions were deeper than expected, and the stock price declined further as a result. Harmonic designs, manufactures and markets digital and fiber optic systems for the transmission of video, voice and data services over cable, satellite, telecommunications and wireless networks. The stock price of Harmonic, peaked at $158 per share in early 2000 and declined to $24 by September 30, 2000. As conditions in the communications sector deteriorated further, the stock price of Harmonic continued to slide, falling to $5.63 by March 31, 2001. Based on our expectation that Harmonic will be well-positioned to capitalize on the eventual recovery in the telecommunication and cable markets, we continued to add to our position on the price weakness.

Fiscal Year in Review

Since inception (September 5, 2000) through March 31, 2001, Mercury Small Cap Value Fund, Inc. significantly outperformed the Russell 2000 Index. Total returns for the Fund's Class I, Class A, Class B and Class C Shares were -5.30%, -5.50%, -5.70% and -5.90%, respectively, compared to the -15.33% total return for the Russell 2000 Index.

Small-capitalization stocks performed better than large-capitalization stocks during the 12 months ended March 31, 2001. By comparison, the Russell 2000 Index's total return over the period was -15.33%, compared to -21.68% for the large-capitalization S&P 500 Index. The sectors within the Russell 2000 Index were evenly split between those with positive returns and those with negative returns for the year ended March 31, 2001. Unfortunately, the sectors that produced negative returns comprised two-thirds of the Russell 2000 Index at the start of the period, and the average decline for the down sectors was greater than the average gain for the up sectors. The dominant factor in the Russell 2000 Index's 12-month performance was the precipitous decline suffered by the technology sector, which was down 66%. Utilities and producer durables stocks were down more than 20% for the year, while consumer discretionary stocks were down more than 10%. On the positive side, energy stocks were up more than 30% and consumer staples and financial services stocks were up more than 20%. For the year, the divergence in performance between "growth" stocks and "value" stocks was remarkable. Value stocks in the Russell 2000 Index were up 19.5%, while growth stocks in the Russell 2000 Index were down 39.8%. The Fund's favorable performance compared to the overall Russell 2000 Index for the period was attributable to strong stock selection in the technology and consumer discretionary sectors. An underweighted position in the strong performing financial services sector was a negative factor in the Fund's performance for the period.

Mercury Small Cap Value Fund, Inc. invests all of its assets in Master Small Cap Value Trust, which has the same investment objective as the Fund. The Trust seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Trust believes have special


              March 31, 2001 (4) Mercury Small Cap Value Fund, Inc.

investment value and emerging growth companies regardless of size. Our strategy is to invest in the stocks of small companies that are currently out of favor with investors because of a temporary interruption in an above-average long-term growth trend. This approach led the Trust to be underweighted in technology stocks at March 31, 2000, as we sold a significant portion of the Trust's technology holdings into the run-up that took place in 1999 and early 2000. In 2001, favorable relative performance in the Trust's remaining technology holdings, compared to the Russell 2000 Index technology sector, and significant increases in investments in technology stocks that fell out of favor during the past 12 months resulted in the Trust's technology holdings rising to a significantly overweighted position. Consumer discretionary stocks are also significantly overweighted in the Trust and materials and processing stocks are modestly overweighted, compared to the Russell 2000 Index technology sector. All other sectors are underweighted, most notably financial services, utilities and healthcare. As a percentage of the Trust's assets, the heaviest weighted sectors at March 31, 2001 were consumer discretionary, technology, materials and processing, and financial services. Combined, these four sectors account for just under three-fourths of the Trust's total assets. In comparison, the Russell 2000 Index is most heavily weighted in the financial services, consumer discretionary, healthcare, and materials and processing sectors, which combine to account for over 60% of the total Index value. Cash and equivalents, as a percentage of Trust assets, totaled 11.7% at March 31, 2001, down from 13.9% at September 30, 2000.

In Conclusion

The year ended March 31, 2001 marked the second consecutive year that small-capitalization stocks performed better than large-capitalization stocks. The exceptional volatility over the past two years, especially on the downside over the past year, presented significant opportunities for investors with the patience to endure near-term uncertainty. We positioned the Fund to take advantage of these opportunities and expect that results over the next 12 months-24 months will reward our shareholders with favorable investment returns.

We thank you for your continued investment in Mercury Small Cap Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn                        /s/ Daniel V. Szemis

Terry K. Glenn                            Daniel V. Szemis
President and Director/Trustee            Senior Vice President and
                                          Portfolio Manager

May 10, 2001


              March 31, 2001 (5) Mercury Small Cap Value Fund, Inc.

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

The performance results depicted on pages 7-9 are those of Mercury Small Cap Value Fund, Inc. and, prior to October 1, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Mercury Small Cap Value Fund, Inc. Performance results prior to October 1, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Small Cap Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 1, 2000 include the actual operating expenses of Mercury Small Cap Value Fund, Inc. The Fund commenced operations on September 5, 2000.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


              March 31, 2001 (6) Mercury Small Cap Value Fund, Inc.

RECENT PERFORMANCE RESULTS*
================================================================================
                                                                   Ten Years/
                                   6 Month        12 Month       Since Inception
As of March 31, 2001            Total Return    Total Return      Total Return
--------------------------------------------------------------------------------
Class I                           - 2.77%          + 6.18%          +359.21%
--------------------------------------------------------------------------------
Class A                           - 2.98           + 5.77           +170.73
--------------------------------------------------------------------------------
Class B                           - 3.18           + 5.12           +314.84
--------------------------------------------------------------------------------
Class C                           - 3.39           + 5.94           +157.43
--------------------------------------------------------------------------------
Russell 2000 Index**              -12.96           -15.33        +205.20/+95.00
--------------------------------------------------------------------------------

 * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I & Class B Shares and from 10/21/94 for Class A and Class C Shares.

** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten years/since inception total return periods are ten years and from 10/21/94, respectively.


              March 31, 2001 (7) Mercury Small Cap Value Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT
================================================================================

Total Return Based On a $10,000 Investment--Class I & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class I Shares and Class B Shares compared to growth of an investment in the Russell 2000 Index. Beginning and ending values are:

                                                          3/91           3/01

Mercury Small Cap Value Fund, Inc.+--Class I Shares*      $9,475         $43,508
Mercury Small Cap Value Fund, Inc.+--Class B Shares*      $10,000        $41,484
Russell 2000 Index++                                      $10,000        $30,518

Total Return Based On a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Russell 2000 Index. Beginning and ending values are:

                                                          10/21/94**     3/01

Mercury Small Cap Value Fund, Inc.+--Class A Shares*      $9,475         $25,669
Mercury Small Cap Value Fund, Inc.--Class C Shares*       $10,000        $25,743
Russell 2000 Index++                                      $10,000        $19,497

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.
      Past performance is not predictive of future performance.


              March 31, 2001 (8) Mercury Small Cap Value Fund, Inc.

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                                       % Return         % Return
                                                     Without Sales    With Sales
Class I Shares*                                         Charge          Charge**
--------------------------------------------------------------------------------
One Year Ended 3/31/01                                  + 6.18%        + 0.52%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                                +16.95         +15.69
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                                 +16.45         +15.83
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class I Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                       % Return         % Return
                                                     Without Sales    With Sales
Class A Shares*                                         Charge          Charge**
--------------------------------------------------------------------------------
One Year Ended 3/31/01                                  + 5.77%        + 0.16%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                                +16.12         +15.39
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/01                    +16.72         +15.74
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                             % Return   % Return
                                                              Without     With
Class B Shares*                                                CDSC      CDSC**
--------------------------------------------------------------------------------
One Year Ended 3/31/01                                        + 5.12%    + 1.12%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                                      +17.67     +15.67
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                                       +15.29     +15.29
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                             % Return   % Return
                                                              Without     With
Class C Shares*                                                CDSC      CDSC**
--------------------------------------------------------------------------------
One Year Ended 3/31/01                                        + 5.94%    + 4.94%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                                      +15.72     +15.72
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/01                          +15.80     +15.80
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


              March 31, 2001 (9) Mercury Small Cap Value Fund, Inc.

STATEMENT OF ASSETS
AND LIABILITIES

As of March 31, 2001

MERCURY SMALL CAP VALUE FUND, INC.

Assets:

Investment in Master Small Cap Value Trust, at value
  (identified cost--$920,847)                                         $ 907,391
Prepaid registration fees and other assets                               39,527
                                                                      ---------
Total assets                                                            946,918
                                                                      ---------
--------------------------------------------------------------------------------

Liabilities:

Distributor payable                                                         215
Other liabilities                                                        39,527
                                                                      ---------
Total liabilities                                                        39,742
                                                                      ---------
--------------------------------------------------------------------------------

Net Assets:

Net assets                                                            $ 907,176
                                                                      =========
--------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                       $     348
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                           1,426
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                           6,099
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                           1,747
Paid-in capital in excess of par                                        897,490
Undistributed realized capital gains on investments from
  the Trust--net                                                         13,522
Unrealized depreciation on investments from the Trust--net              (13,456)
                                                                      ---------
Net assets                                                            $ 907,176
                                                                      =========
--------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $32,918 and 3,476 shares
  outstanding                                                         $    9.47
                                                                      =========

Class A--Based on net assets of $134,742 and 14,264 shares
  outstanding                                                         $    9.45
                                                                      =========

Class B--Based on net assets of $575,017 and 60,986 shares
  outstanding                                                         $    9.43
                                                                      =========

Class C--Based on net assets of $164,499 and 17,475 shares
  outstanding                                                         $    9.41
                                                                      =========
--------------------------------------------------------------------------------

See Notes to Financial Statements.


             March 31, 2001 (10) Mercury Small Cap Value Fund, Inc.

STATEMENT OF OPERATIONS

For the Period September 5, 2000+ to March 31, 2001

MERCURY SMALL CAP VALUE FUND, INC.

Investment Income:

Investment income allocated from the Trust                         $   2,663
Expenses allocated from the Trust                                     (1,028)
                                                                   ---------
Net investment income from the Trust                                   1,635
                                                                   ---------
--------------------------------------------------------------------------------

Expenses:

Registration fees                                     $  67,286
Offering costs                                           50,718
Printing and shareholder reports                          8,328
Accounting services                                         848
Account maintenance and distribution fees--Class B          533
Account maintenance and distribution fees--Class C          474
Administration fee                                          468
Transfer agent fees--Class B                                205
Transfer agent fees--Class C                                168
Account maintenance fees--Class A                           106
Directors' fees and expenses                                100
Transfer agent fees--Class A                                 88
Transfer agent fees--Class I                                 53
Other                                                        24
                                                      ---------
Total expenses before reimbursement                     129,399
Reimbursement of expenses                              (126,299)
                                                      ---------
Total expenses after reimbursement                                     3,100
                                                                   ---------
Investment loss--net                                                  (1,465)
                                                                   ---------
--------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) from the
Trust--Net:

Realized gain on investments from the Trust--net                      14,390
Unrealized depreciation on investments from
  the Trust--net                                                     (13,456)
                                                                   ---------
Net Decrease in Net Assets Resulting from Operations               $    (531)
                                                                   =========
--------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


             March 31, 2001 (11) Mercury Small Cap Value Fund, Inc.

STATEMENT OF CHANGES
IN NET ASSETS

For the Period September 5, 2000+ to March 31, 2001

MERCURY SMALL CAP VALUE FUND, INC.

Increase (Decrease) in Net Assets:
--------------------------------------------------------------------------------

Operations:

Investment loss--net                                                  $  (1,465)
Realized gain on investments from the Trust--net                         14,390
Unrealized depreciation on investments from the Trust--net              (13,456)
                                                                      ---------
Net decrease in net assets resulting from operations                       (531)
                                                                      ---------
--------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital share transactions      807,707
                                                                      ---------
--------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                            807,176
Beginning of period                                                     100,000
                                                                      ---------
End of period                                                         $ 907,176
                                                                      =========
--------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


             March 31, 2001 (12) Mercury Small Cap Value Fund, Inc.

FINANCIAL HIGHLIGHTS

MERCURY SMALL CAP VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                           For the Period September 5, 2000+ to March 31, 2001
                                           ---------------------------------------------------
Increase (Decrease) in Net Asset Value:    Class I        Class A        Class B       Class C
----------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period       $ 10.00        $ 10.00        $ 10.00       $ 10.00
                                           ---------------------------------------------------
Investment loss--net                            --++           --++           --++          --++
Realized and unrealized loss on
  investments from the Trust--net             (.53)          (.55)          (.57)         (.59)
                                           ---------------------------------------------------
Total from investment operations              (.53)          (.55)          (.57)         (.59)
                                           ---------------------------------------------------
Net asset value, end of period             $  9.47        $  9.45        $  9.43       $  9.41
                                           ===================================================
----------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share          (5.30%)++      (5.50%)++      (5.70%)++     (5.90%)++
                                           ===================================================
----------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement+++            1.50%*         1.75%*         2.10%*        2.50%*
                                           ===================================================
Expenses+++                                 68.35%*        68.73%*        69.36%*       69.79%*
                                           ===================================================
Investment loss--net                         (.12%)*        (.39%)*        (.80%)*      (1.24%)*
                                           ===================================================
----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)   $    33        $   135        $   575       $   164
                                           =======        =======        =======       =======
----------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Amount is less than $.01 per share.
+++   Includes the Fund's share of the Trust's allocated expenses.
 ++   Aggregate total investment return.

      See Notes to Financial Statements.


             March 31, 2001 (13) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

MERCURY SMALL CAP VALUE FUND, INC.

(1)   Significant Accounting Policies:

      Mercury Small Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Value Trust (the "Trust") that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at March 31, 2001 was 0.1%. Prior to commencement of operations on September 5, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on August 9, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in
      Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.


             March 31, 2001 (14) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

      (f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

      (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $711 have been reclassified between undistributed net realized capital gains and accumulated net investment loss, $754 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $157 has been reclassified between undistributed net realized capital gains and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period September 5, 2000 to March 31, 2001, FAM earned fees of $468, all of which were waived. In addition, FAM reimbursed the Fund $125,831 in additional expenses.

      The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                     Account        Distribution
                                                  Maintenance Fee        Fee
      --------------------------------------------------------------------------
      Class A                                         .25%               --
      --------------------------------------------------------------------------
      Class B                                         .25%              .75%
      --------------------------------------------------------------------------
      Class C                                         .25%              .75%
      --------------------------------------------------------------------------


             March 31, 2001 (15) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. Effective February 21, 2001, the Fund did not accrue Class B distribution fees.

      For the period September 5, 2000 to March 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                          FAMD            MLPF&S
      --------------------------------------------------------------------------
      Class A                                              $44             $833
      --------------------------------------------------------------------------

      For the period September 5, 2000 to March 31, 2001, MLPF&S received contingent deferred sales charges of $1 relating to transactions in Class C Shares.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Accounting services were provided to the Fund by FAM through December 31, 2001. Up to this date, the Fund reimbursed FAM $555 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Trust for the period September 5, 2000 to March 31, 2001 were $907,982 and $3,160, respectively.


             March 31, 2001 (16) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $807,707 for the period September 5, 2000 to March 31, 2001.

      Transactions in capital shares were as follows:

      Class I Shares for the Period
      September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                           986    $      9,227
      Shares redeemed                                       (10)            (92)
                                                         ----------------------
      Net increase                                          976    $      9,135
                                                         ======================
      -------------------------------------------------------------------------

    + Prior to September 5, 2000 (commencement of operations), the Fund issued
      2,500 shares to FAM for $25,000.

      Class A Shares for the Period
      September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                        11,774    $    107,421
      Shares redeemed                                       (10)            (92)
                                                         ----------------------
      Net increase                                       11,764    $    107,329
                                                         ======================
      -------------------------------------------------------------------------

    + Prior to September 5, 2000 (commencement of operations), the Fund issued
      2,500 shares to FAM for $25,000.

      Class B Shares for the Period
      September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                        58,486    $    546,038
                                                         ----------------------
      Net increase                                       58,486    $    546,038
                                                         ======================
      -------------------------------------------------------------------------

    + Prior to September 5, 2000 (commencement of operations), the Fund issued
      2,500 shares to FAM for $25,000.

      Class C Shares for the Period
      September 5, 2000+ to March 31, 2001               Shares   Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                        14,985    $    145,297
      Shares redeemed                                       (10)            (92)
                                                         ----------------------
      Net increase                                       14,975    $    145,205
                                                         ======================
      -------------------------------------------------------------------------

    + Prior to September 5, 2000 (commencement of operations), the Fund issued
      2,500 shares to FAM for $25,000.


             March 31, 2001 (17) Mercury Small Cap Value Fund, Inc.

INDEPENDENT AUDITORS' REPORT

MERCURY SMALL CAP VALUE FUND, INC.

The Board of Directors and Shareholders,
Mercury Small Cap Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mercury Small Cap Value Fund, Inc. as of March 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period September 5, 2000 (commencement of operations) to March 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Small Cap Value Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 5, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 11, 2001


             March 31, 2001 (18) Mercury Small Cap Value Fund, Inc.

SCHEDULE OF INVESTMENTS

MASTER SMALL CAP VALUE TRUST

                                                                 In US Dollars
                                                   -----------------------------------------
               Shares                                                             Percent of
Sector*         Held               Stocks               Cost             Value    Net Assets
--------------------------------------------------------------------------------------------
Auto &         466,900   CNF Transportation Inc.   $  12,078,768     $  13,488,741    0.9%
Transpor-       82,900  +EGL, Inc.                     1,454,034         2,020,688    0.1
tation         185,200  +Gentex Corporation            3,000,336         4,282,750    0.3
             1,019,700  +Keystone Automotive
                         Industries, Inc. (c)          9,864,743         7,010,437    0.4
             1,744,400  +Miller Industries, Inc.      11,515,625         1,604,848    0.1
               119,500  +UTI Worldwide, Inc.           1,803,310         1,949,344    0.1
                                                   -----------------------------------------
                                                      39,716,816        30,356,808    1.9
--------------------------------------------------------------------------------------------
Consumer     2,266,800  +APAC Customer
Discre-                  Services Inc.                11,387,622        11,900,700    0.8
tionary          1,317   Adrien Arpel, Inc.
                         (Preferred)                           0            28,157    0.0
               776,000  +Ambassadors
                         International, Inc. (c)      10,925,859        13,774,000    0.9
               630,200  +Boron, LePore &
                         Associates, Inc. (c)          8,325,893         7,562,400    0.5
               229,900  +CDW Computer
                         Centers, Inc                  6,846,318         7,126,900    0.5
               437,600  +Coldwater Creek Inc.          8,190,366         9,819,744    0.6
               884,100   Dover Downs
                         Entertainment, Inc. (c)      10,414,941        11,051,250    0.7
               296,700  +Furniture Brands
                         International, Inc.           6,671,417         7,031,790    0.4
               417,800   G & K Services, Inc.
                         (Class A)                     9,138,136         8,329,888    0.5
             2,986,250  +HA-LO Industries, Inc.       16,738,735         2,956,388    0.2
               106,000   Harte-Hanks, Inc.             2,512,535         2,397,720    0.2
               248,900  +Heidrick & Struggles
                         International, Inc.           7,463,091         7,202,544    0.5
               685,400  +Insight Enterprises, Inc.    12,926,817        14,479,075    0.9
               115,992  +Interlogix Inc.               2,412,277         3,015,792    0.2
               474,800  +Jack in the Box Inc.         10,976,215        14,220,260    0.9
               371,800  +Korn/Ferry International      6,498,431         6,235,086    0.4
                86,500  +MAXIMUS, Inc.                 2,469,075         2,561,265    0.2
             1,050,600  +MSC Industrial Direct Co.,
                         Inc. (Class A)               14,525,615        16,820,106    1.1
               373,600  +McNaughton Apparel
                         Group Inc.                    4,412,705         5,907,550    0.4
             1,330,300  +The Men's Warehouse, Inc.    30,933,610        28,707,874    1.8
             1,258,350  +Metromedia International
                         Group, Inc.                  12,398,347         3,938,635    0.3


             March 31, 2001 (19) Mercury Small Cap Value Fund, Inc.

                                                                 In US Dollars
                                                   -----------------------------------------
               Shares                                                             Percent of
Sector*         Held               Stocks               Cost             Value    Net Assets
--------------------------------------------------------------------------------------------
Consumer       676,900  +Michael's Stores Inc.     $  15,742,069     $  20,264,694    1.3%
Discre-        810,640  +Midway Games Inc.             5,976,087         5,917,672    0.4
tionary        135,400  +Mohawk Industries, Inc.       2,738,150         3,802,032    0.2
(concluded)    884,000  +Outback Steakhouse, Inc.     21,681,185        22,506,640    1.4
             1,070,900  +Panera Bread Company
                         (Class A) (c)                 7,279,194        28,646,575    1.8
             1,845,800  +Paxson Communications
                         Corporation                  18,784,095        17,996,550    1.2
               236,900   Pier 1 Imports, Inc.          1,445,720         3,079,700    0.2
               510,800  +QRS Corporation               6,723,475         4,341,800    0.3
             1,394,000  +SITEL Corporation             9,744,698         3,903,200    0.2
               334,800  +Sinclair Broadcast Group,
                         Inc. (Class A)                3,670,302         2,427,300    0.2
             1,587,800  +Tech Data Corporation        42,668,698        46,840,100    3.0
             2,229,200  +WMS Industries Inc. (c)      21,482,421        40,125,600    2.6
                                                   -----------------------------------------
                                                     354,104,099       384,918,987   24.8
--------------------------------------------------------------------------------------------
Consumer       274,800   Dean Foods Company            6,887,117         9,304,728    0.6
Staples        195,900  +Suiza Foods Corporation       6,452,567         9,420,831    0.6
                                                   -----------------------------------------
                                                      13,339,684        18,725,559    1.2
--------------------------------------------------------------------------------------------
Energy          71,600  +Barrett Resources
                         Corporation                   1,644,695         4,299,580    0.3
               114,600  +Evergreen Resources, Inc.     2,538,954         4,333,026    0.3
               210,822  +Louis Dreyfus Natural
                         Gas Corp.                     2,965,633         7,800,414    0.5
               154,800  +Nuevo Energy Company          3,082,846         2,743,056    0.2
               161,100  +Plains Resources Inc.         1,876,246         3,383,100    0.2
               308,391   Plains Resources Inc. (b)     1,806,983         6,476,211    0.4
               514,300  +Rowan Companies, Inc.        13,467,477        14,143,250    0.9
               195,260  +Stone Energy Corporation      6,729,673         9,620,460    0.6
               313,750  +Tom Brown, Inc.               3,168,365        10,353,750    0.7
                                                   -----------------------------------------
                                                      37,280,872        63,152,847    4.1
--------------------------------------------------------------------------------------------
Financial       66,050   American National
Services                 Insurance Company             4,861,822         4,545,066    0.3
               993,500   Banknorth Group, Inc.        15,906,390        19,745,813    1.3
               248,000  +Boston Communications
                         Group, Inc.                   1,755,537         1,829,000    0.1
               546,700   Brandywine Realty Trust       9,613,739        10,879,330    0.7
               294,900   Camden Property Trust         7,854,339         9,805,425    0.6
               771,600   Capitol Federal Financial     8,436,665        12,297,375    0.8
             1,265,368   Charter One Financial, Inc.  22,322,451        35,809,914    2.3
               392,020  +Global Payments Inc.          5,185,576         7,252,370    0.5
               419,800  +Knight Trading Group, Inc.    6,688,538         6,139,575    0.4
             1,683,800  +Meditrust Companies          12,184,520         6,869,904    0.5
               468,700   National Data Corporation     7,681,852        10,944,145    0.7


             March 31, 2001 (20) Mercury Small Cap Value Fund, Inc.

                                                                 In US Dollars
                                                   -----------------------------------------
               Shares                                                             Percent of
Sector*         Held               Stocks               Cost             Value    Net Assets
--------------------------------------------------------------------------------------------
Financial      317,700   PXRE Group Limited        $   6,271,483     $   5,210,280    0.3%
Services       351,400  +The Profit Recovery Group
(concluded)              International, Inc.           5,900,645         2,196,250    0.1
               225,300   Scottish Annuity & Life
                         Holdings, Ltd.                2,957,150         3,238,688    0.2
             1,192,200  +United Rentals, Inc.         19,265,890        19,468,626    1.3
                                                   -----------------------------------------
                                                     136,886,597       156,231,761   10.1
--------------------------------------------------------------------------------------------
Healthcare     339,500  +Caremark Rx, Inc.             1,392,197         4,427,080    0.3
               285,200  +Closure Medical
                         Corporation                   4,764,457         4,848,400    0.3
               573,600  +Covance Inc.                  8,603,854         7,370,760    0.5
               828,600  +INAMED Corporation           23,129,513        19,679,250    1.3
               351,100  +Isis Pharmaceuticals, Inc.    4,061,502         3,247,675    0.2
               625,200   Mentor Corporation           11,196,736        14,067,000    0.9
               256,900  +Nabi                          1,147,087         1,589,569    0.1
               932,000  +Novoste Corporation (c)      26,884,471        16,368,250    1.0
             1,294,700  +Orthodontic Centers of
                         America, Inc.                24,965,919        26,541,350    1.7
               171,900   Owens & Minor, Inc.           2,984,050         2,841,507    0.2
               295,900  +Vical Incorporated            5,467,616         2,829,544    0.2
                75,263  +WebMD Corporation               635,032           418,650    0.0
                                                   -----------------------------------------
                                                     115,232,434       104,229,035    6.7
--------------------------------------------------------------------------------------------
Materials &    506,800   A.M. Castle & Company         8,676,896         4,556,132    0.3
Processing     428,300   AK Steel Holding
                         Corporation                   4,210,182         4,304,415    0.3
               733,400   Boise Cascade
                         Corporation                  20,804,102        23,028,760    1.5
               955,200   Corn Products
                         International, Inc.          22,932,861        24,510,432    1.6
               550,300   Gibraltar Steel Corporation   9,682,647         8,770,406    0.6
               887,100   Intermet Corporation         11,354,476         2,439,525    0.1
               529,300   Kaydon Corp.                 13,435,832        14,280,514    0.9
               251,500  +Novamerican Steel, Inc.       2,912,596         1,257,500    0.1
               852,600  +Paxar Corporation            10,218,284        10,657,500    0.7
               511,700   Quanex Corporation           10,116,166         9,185,015    0.6
               546,600   Rock-Tenn Company
                         (Class A)                     6,383,605         4,372,800    0.3
             1,569,081   Ryerson Tull, Inc. (c)       26,496,832        15,769,264    1.0
               714,900  +Shiloh Industries, Inc.       9,909,349         3,261,731    0.2
             1,633,000  +Unifi, Inc.                  17,001,616        11,577,970    0.7
             2,391,200   Watsco, Inc. (Class A) (c)   27,129,836        27,690,096    1.8
               906,600  +Wolverine Tube, Inc. (c)     14,329,874        11,468,490    0.7
               863,610  +Zemex Corporation (c)         7,282,851         5,311,201    0.3
                                                   -----------------------------------------
                                                     222,878,005       182,441,751   11.7
--------------------------------------------------------------------------------------------


             March 31, 2001 (21) Mercury Small Cap Value Fund, Inc.

                                                                 In US Dollars
                                                   -----------------------------------------
               Shares                                                             Percent of
Sector*         Held               Stocks               Cost             Value    Net Assets
--------------------------------------------------------------------------------------------
Miscella-    1,331,500  +Mercer International,
neous                    Inc. (c)                  $  15,768,762     $   9,445,328    0.6%
--------------------------------------------------------------------------------------------
Producer     2,157,200  +ANTEC Corporation (c)        36,164,897        15,707,113    1.0
Durables       642,400   Applied Industrial
                         Technologies, Inc.           11,139,190        10,535,360    0.7
                51,000  +BE Aerospace, Inc.              335,040           937,125    0.1
               638,277   BHA Group Holdings, Inc.
                         (Class A) (c)                 7,083,102        10,850,709    0.7
               846,900  +Brown & Sharpe
                         Manufacturing Company
                         (Class A) (c)                10,624,240         4,403,880    0.3
             1,092,500  +Com21, Inc.                  11,248,074         2,185,000    0.1
               808,800  +Comdial Corporation (c)       4,965,675           859,350    0.1
               125,000  +DONCASTERS PLC
                         (ADR) (a)                       896,875         2,350,000    0.1
                26,200  +Excel Technology, Inc.          438,691           461,775    0.0
               477,100  +Micros Systems, Inc.          8,521,444         9,661,275    0.6
               305,100  +Triumph Group, Inc.           9,182,835        11,593,800    0.8
               155,600  +Zebra Technologies
                         Corporation (Class A)         6,318,679         5,932,250    0.4
                                                   -----------------------------------------
                                                     106,918,742        75,477,637    4.9
--------------------------------------------------------------------------------------------
Technology     562,900  +ANADIGICS, Inc.               9,545,756         7,458,425    0.5
               436,300  +Actel Corp.                   9,707,831         8,916,881    0.6
               521,000  +Advanced Fibre
                         Communications, Inc.          9,428,506         7,456,813    0.5
               497,900  +American Management
                         Systems, Incorporated         9,150,620         9,117,794    0.6
             1,464,000  +Anixter International Inc.   27,214,044        35,282,400    2.3
             1,977,300  +Aspect Communications
                         Corporation                  16,388,815         8,743,373    0.6
               665,100  +Avant! Corporation           11,095,325        11,472,975    0.7
               103,000  +Brooktrout Inc.                 981,221           637,313    0.0
               535,450  +Clare, Inc.                   4,490,184         1,773,678    0.1
               350,900  +Clarus Corporation            2,465,840         2,236,988    0.1
                 7,000  +Cognex Corporation              140,000           173,250    0.0
               976,900  +Compuware Corporation         7,252,747         9,524,775    0.6
               693,800  +ESCO Technologies Inc. (c)   11,916,433        17,317,248    1.1
             1,092,400  +EXE Technologies, Inc.        6,664,028         7,373,700    0.5
               899,000  +Electronics for
                         Imaging, Inc.                19,368,736        22,137,875    1.4
             1,023,000  +Entrust Technologies Inc.     8,421,520         8,503,688    0.5
               949,900  +FileNET Corporation          16,356,751        14,901,556    1.0


             March 31, 2001 (22) Mercury Small Cap Value Fund, Inc.

                                                                 In US Dollars
                                                   -----------------------------------------
               Shares                                                             Percent of
Sector*         Held               Stocks               Cost             Value    Net Assets
--------------------------------------------------------------------------------------------
Technology   2,550,700  +Harmonic Inc.             $  26,817,771     $  14,347,687    0.9%
(concluded)    374,400  +II-VI Incorporated            6,211,264         4,726,800    0.3
               562,753  +InterVoice-Brite, Inc.        5,008,650         4,572,368    0.3
               724,400  +JDA Software Group, Inc.     10,131,250         8,285,325    0.5
             2,828,500  +Maxtor Corporation           17,158,981        19,799,500    1.3
             1,361,000  +NetManage, Inc.               3,267,125         1,318,469    0.1
             3,361,000  +Network Associates, Inc.     22,993,187        27,728,250    1.8
             1,333,360  +Nu Horizons Electronics
                         Corp. (c)                    12,527,808        11,833,570    0.8
                40,100  +On Assignment, Inc.             778,809           837,087    0.1
               623,500  +Progress Software
                         Corporation                   8,043,858         9,040,750    0.6
             1,487,000  +Sensormatic Electronics
                         Corporation                 20,728,6392         28,253,000    1.8
             1,882,000  +Structural Dynamics
                         Research Corporation (c)     23,543,940        26,730,281    1.7
               282,750  +Sybase, Inc.                  2,431,233         4,382,625    0.3
             2,215,900  +Sykes Enterprises,
                         Incorporated (c)             26,781,216        12,118,203    0.8
               974,400  +Transaction Systems
                         Architects, Inc. (Class A)   16,309,063         6,973,050    0.4
             2,185,000  +Vignette Corporation         14,204,376        14,065,937    0.9
                                                   -----------------------------------------
                                                     387,525,527       368,041,634   23.7
--------------------------------------------------------------------------------------------
                         Total Stocks              1,429,651,538     1,393,021,347   89.7
--------------------------------------------------------------------------------------------

             Face              Short-Term
            Amount             Securities
--------------------------------------------------------------------------------------------
Com-       $52,989,000   General Motors
mercial                  Acceptance Corp.,
Paper**                  5.38% due 4/02/2001          52,973,162        52,973,162    3.4
            20,000,000   Heinz (H.J.) Company,
                         5.35% due 4/10/2001          19,970,278        19,970,278    1.3
                         J.P. Morgan Securities Inc.:
            20,000,000     5.17% due 4/03/2001        19,991,383        19,991,383    1.3
            30,000,000     5.23% due 4/02/2001        29,991,283        29,991,283    1.9
            15,000,000   Newell Rubbermaid Inc.,
                         5.34% due 4/09/2001          14,979,975        14,979,975    0.9
--------------------------------------------------------------------------------------------


             March 31, 2001 (23) Mercury Small Cap Value Fund, Inc.

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                 In US Dollars
                                                   -----------------------------------------
                   Face          Short-Term                                       Percent of
                  Amount         Securities             Cost             Value    Net Assets
--------------------------------------------------------------------------------------------
US                           Federal Home Loan
Government                   Mortgage Corp.:
Agency         $20,000,000     5.27% due
Obligations**                  4/17/2001          $   19,950,228    $   19,950,228    1.3%
                25,000,000     4.70% due
                               5/15/2001              24,853,125        24,853,125    1.6
--------------------------------------------------------------------------------------------
                             Total Short-Term
                             Securities              182,709,434       182,709,434   11.7
--------------------------------------------------------------------------------------------
                             Total Investments    $1,612,360,972     1,575,730,781  101.4
                                                  ==============
                             Liabilities in Excess
                             of Other Assets                           (22,174,631)  (1.4)
                                                                    ------------------------
                             Net Assets                             $1,553,556,150  100.0%
                                                                    ========================
--------------------------------------------------------------------------------------------

  +   Non-income producing security.
  * Holdings are classified into the economic sectors found in the Russell 2000 Index.
 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)   American Depositary Receipts (ADR).
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                          Net Share       Net      Dividend
Sector                      Affiliate                     Activity       Cost       Income
--------------------------------------------------------------------------------------------
Auto & Transportation  Keystone Automotive Industries,
                       Inc.                                     --           --        +
--------------------------------------------------------------------------------------------
Consumer               Ambassadors International, Inc.     220,900   $ 3,900,035       +
Discretionary          Boron, LePore & Associates, Inc.     73,300       750,868       +
                       Dover Downs Entertainment, Inc.     507,300     5,966,329    $110,246
                       Panera Bread Company (Class A)      (50,800)     (245,870)      +
                       WMS Industries Inc.                 526,700     7,910,466       +
--------------------------------------------------------------------------------------------
Healthcare             Novoste Corporation                 686,500    23,017,232       +
--------------------------------------------------------------------------------------------
Materials &            Ryerson Tull, Inc.                       --            --     316,816
Processing             Watsco, Inc. (Class A)                   --            --     239,120
                       Wolverine Tube, Inc.                737,500    10,675,619       +
                       Zemex Corporation                        --            --       +
--------------------------------------------------------------------------------------------
Miscellaneous          Mercer International, Inc.               --            --       +
--------------------------------------------------------------------------------------------
Producer Durables      ANTEC Corporation                 2,037,100    32,611,717       +
                       BHA Group Holdings, Inc.
                       (Class A)                                --            --      79,593
                       Brown & Sharpe Manufacturing
                       Company (Class A)                        --            --       +
                       Comdial Corporation                      --            --       +
--------------------------------------------------------------------------------------------
Technology             ESCO Technologies Inc.              124,000     2,251,311       +
                       Nu Horizons Electronics Corp.     1,112,020    10,906,544       +
                       Structural Dynamics
                       Research Corporation                217,600     2,452,111       +
                       Sykes Enterprises, Incorporated   2,031,100    23,278,657       +
--------------------------------------------------------------------------------------------

+     Non-income producing security.

      See Notes to Financial Statements.


             March 31, 2001 (24) Mercury Small Cap Value Fund, Inc.

STATEMENT OF ASSETS
AND LIABILITIES

As of March 31, 2001

MASTER SMALL CAP VALUE TRUST

Assets:

Investments, at value (identified
  cost--$1,612,360,972)                                          $ 1,575,730,781
Receivables:
  Contributions                               $     5,587,156
  Securities sold                                   1,058,892
  Dividends                                           498,442          7,144,490
                                              ---------------
Prepaid expenses and other assets                                        205,679
                                                                 ---------------
Total assets                                                       1,583,080,950
                                                                 ---------------
---------------------------------------------------------------------------------

Liabilities:

Payables:
  Securities purchased                             25,621,472
  Withdrawals                                       2,771,261
  Investment adviser                                  587,545         28,980,278
                                              ---------------
Accrued expenses and other liabilities                                   544,522
                                                                 ---------------
Total liabilities                                                     29,524,800
                                                                 ---------------
---------------------------------------------------------------------------------

Net Assets:

Net assets                                                       $ 1,553,556,150
                                                                 ===============
---------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                $ 1,590,186,341
Unrealized depreciation on investments--net                          (36,630,191)
                                                                 ---------------
Net assets                                                       $ 1,553,556,150
                                                                 ===============
---------------------------------------------------------------------------------

See Notes to Financial Statements.


             March 31, 2001 (25) Mercury Small Cap Value Fund, Inc.

STATEMENT OF OPERATIONS

For the Period September 1, 2000+ to March 31, 2001

MASTER SMALL CAP VALUE TRUST

Investment Income:

Interest and discount earned                                       $   6,926,441
Dividends                                                              4,814,169
                                                                   -------------
Total income                                                          11,740,610
                                                                   -------------
--------------------------------------------------------------------------------

Expenses:

Investment advisory fees                             $4,150,222
Accounting services                                     213,824
Custodian fees                                           66,548
Professional fees                                        40,720
Reorganization costs                                     28,000
Offering costs                                           11,667
Trustees' fees and expenses                               9,630
Pricing fees                                                980
Other                                                    16,837
                                                     ----------
Total expenses                                                         4,538,428
                                                                   -------------
Investment income--net                                                 7,202,182
                                                                   -------------
--------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on
Investments--Net:

Realized gain on investments--net                                    100,638,142
Change in unrealized appreciation/depreciation on
  investments--net                                                  (167,772,844)
                                                                   -------------
Net Decrease in Net Assets Resulting from Operations               $ (59,932,520)
                                                                   =============
--------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


             March 31, 2001 (26) Mercury Small Cap Value Fund, Inc.

STATEMENT OF CHANGES
IN NET ASSETS

For the Period September 1, 2000+ to March 31, 2001

MASTER SMALL CAP VALUE TRUST

Increase (Decrease) in Net Assets:

Operations:

Investment income--net                                               $     7,202,182
Realized gain on investments--net                                        100,638,142
Change in unrealized appreciation/depreciation on investments--net      (167,772,844)
                                                                     ---------------
Net decrease in net assets resulting from operations                     (59,932,520)
                                                                     ---------------
------------------------------------------------------------------------------------

Net Capital Contributions:

Increase in net assets derived from net capital contributions          1,613,388,570
                                                                     ---------------
------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                           1,553,456,050
Beginning of period                                                          100,100
                                                                     ---------------
End of period                                                        $ 1,553,556,150
                                                                     ===============
------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


             March 31, 2001 (27) Mercury Small Cap Value Fund, Inc.

FINANCIAL HIGHLIGHTS

MASTER SMALL CAP VALUE TRUST

The following ratios have been derived from information          For the Period
provided in the financial statements.                            Sept. 1, 2000+
                                                               to March 31, 2001
--------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses                                                                  .54%*
                                                                 =============

Investment income--net                                                    .85%*
                                                                 =============
--------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                         $   1,553,556
                                                                 =============

Portfolio turnover                                                      42.30%
                                                                 =============
--------------------------------------------------------------------------------

+     Commencement of operations.
*     Annualized.

      See Notes to Financial Statements.


             March 31, 2001 (28) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

MASTER SMALL CAP VALUE TRUST

(1)   Significant Accounting Policies:

      Master Small Cap Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of the Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

      (b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


             March 31, 2001 (29) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Trust is authorized to write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters such contracts.


             March 31, 2001 (30) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      o Foreign currency options and futures--The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

      (c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective April 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of March 31, 2001, no debt securities were held by the Trust.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average net assets not exceeding $1 billion, .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.


             March 31, 2001 (31) Mercury Small Cap Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      In addition, MLPF&S received $259,496 in commissions on the execution of portfolio security transactions for the Trust for the period September 1, 2000 to March 31, 2001.

      Accounting services were provided to the Trust by FAM through December 31, 2001. Up to this date, the Trust reimbursed FAM $91,938 for these services. As of January 1, 2001, accounting services are provided to the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Trust will pay the costs of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the period September 1, 2000 to March 31, 2001 were $730,061,041 and $534,238,327, respectively.

      Net realized gains for the period September 1, 2000 to March 31, 2001 and net unrealized losses as of March 31, 2001 were as follows:

                                                     Realized        Unrealized
                                                       Gains           Losses
      --------------------------------------------------------------------------
      Long-term investments                        $100,637,216    $(36,630,191)
      Short-term investments                                926              --
                                                   ----------------------------
      Total                                        $100,638,142    $(36,630,191)
                                                   ============================
      --------------------------------------------------------------------------

      As of March 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $46,942,980, of which $218,133,672 related to appreciated securities and $265,076,652 related to depreciated securities. At March 31, 2001, the aggregate cost of investments for Federal income tax purposes was $1,622,673,761.


             March 31, 2001 (32) Mercury Small Cap Value Fund, Inc.

      NOTES TO FINANCIAL STATEMENTS
      (CONCLUDED)

(4)   Short-Term Borrowings:

      On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period September 1, 2000 to March 31, 2001.


             March 31, 2001 (33) Mercury Small Cap Value Fund, Inc.

INDEPENDENT AUDITORS' REPORT

MASTER SMALL CAP VALUE TRUST

The Board of Trustees and Investors,
Master Small Cap Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Value Trust as of March 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Small Cap Value Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 11, 2001


             March 31, 2001 (34) Mercury Small Cap Value Fund, Inc.

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
Stephen B. Swensrud, Director/Trustee
J. Thomas Touchton, Director/Trustee
Fred G. Weiss, Director
Robert E. Doll, Jr., Senior Vice President
Daniel V. Szemis, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Jack B. Sunderland and Arthur Zeikel, Directors/Trustees of Mercury Small Cap Value Fund, Inc., have recently retired. The Fund's Board of Directors/Trustees wishes Messrs. Sunderland and Zeikel well in their retirements.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


             March 31, 2001 (35) Mercury Small Cap Value Fund, Inc.

[LOGO] Merrill Lynch Investment Managers

  INSTITUTIONAL          PRIVATE        MUTUAL         DEFINED       ALTERNATIVE
ASSET MANAGEMENT        INVESTORS        FUNDS       INVESTMENTS     INVESTMENTS

                                    [GRAPHICS
                                    OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of securities, primarily common stock, of relatively small companies that Fund management believes have special investment value and emerging growth companies regardless of size. The Fund will seek to achieve its objective by investing all of its assets in Master Small Cap Value Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Trust.

Mercury Small Cap
Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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